Exhibit 23.14

CONSENT OF QUALIFIED PERSON

Re:      Registration statement on Form F-3

LLC «KAI», in connection with the registration statement on Form F-3 of ArcelorMittal (the “Registration Statement”):

a)	consents to the use of and references to our name, including our status as an expert or “qualified person” (as defined in Subpart 1300 of Regulation S-K promulgated by the U.S. Securities and Exchange Commission) in the Registration Statement, concerning the preparation of the mineral reserves and mineral resources estimates for ArcelorMittal Kryvyi Rih Open Pit presented in ArcelorMittal’s Annual Report on Form 20-F for the year ended December 31, 2023 (the “2023 20-F”); and

b)	consents to the incorporation by reference of the 2023 20-F into the Registration Statement (and any amendments or supplements thereto).

LLC «KAI» is responsible for authoring, and this consent pertains to, the mineral reserves and mineral resources estimates for ArcelorMittal Kryvyi Rih Open Pit included in the 2023 20-F.

LLC «KAI» further consents to the incorporation by reference of this consent into any registration statement or post-effective amendment filed pursuant to Rule 462(b) or Rule 462(e) under the Securities Act of 1933, as amended, with respect to the securities registered in the Registration Statement.

Dated: March 4, 2024

/s/ Mykhailo Nazarenko

Mykhailo Nazarenko

CEO LLC «KAI»

Fellow Australasian Institute of Mining and Metallurgy

CONSENT OF QUALIFIED PERSON

Re:      Registration statement on Form F-3

LLC «KAI», in connection with the registration statement on Form F-3 of ArcelorMittal (the “Registration Statement”):

a)	consents to the use of and references to our name, including our status as an expert or “qualified person” (as defined in Subpart 1300 of Regulation S-K promulgated by the U.S. Securities and Exchange Commission) in the Registration Statement, concerning the Measured, Indicated and Inferred Resources, and Proven and Probable Reserves estimates for ArcelorMittal Kryvyi Rih Underground Mine presented in ArcelorMittal’s Annual Report on Form 20-F for the year ended December 31, 2023 (the “2023 20-F”); and

b)	consents to the incorporation by reference of the 2023 20-F into the Registration Statement (and any amendments or supplements thereto).

LLC «KAI» is responsible for authoring, and this consent pertains to, the Measured, Indicated and Inferred Resources, and Proven and Probable Reserves estimates for ArcelorMittal Kryvyi Rih Underground Mine included in the 2023 20-F.

LLC «KAI» further consents to the incorporation by reference of this consent into any registration statement or post-effective amendment filed pursuant to Rule 462(b) or Rule 462(e) under the Securities Act of 1933, as amended, with respect to the securities registered in the Registration Statement.

Dated: March 4, 2024

/s/ Mykhailo Nazarenko

Mykhailo Nazarenko

CEO LLC «KAI»

Fellow Australasian Institute of Mining and Metallurgy